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                                                                    EXHIBIT 32.1


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-K of Zix Corporation (the "Company") for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John A. Ryan, Chairman and Chief Executive Officer of the Company, certify to the best of my knowledge and in my capacity as an officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date:  March 15, 2004


                                                    /s/John A. Ryan
                                           ------------------------------------
                                                      John A. Ryan
                                           Chairman and Chief Executive Officer